SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2004

Aksys, Ltd.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	028290	36-3890205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Marriott Drive,
Lincolnshire, Illinois 60069
(Address of Principal Executive Offices, including  Zip Code)

(847) 229-2020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition.

On April 28, 2004, we issued a press release announcing financial results for the quarter ended March 31, 2004.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in the Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKSYS, LTD.

	By:	/s/ Lawrence D. Damron
Date: April 28, 2004		Name: Lawrence D. Damron
Its: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated April 28, 2004.